ABERDEEN FUNDS

Supplement to the Aberdeen Funds Statutory Prospectus dated March 1, 2010, as amended.

The following table is added to the information listed under the section titled “Investing with Aberdeen Funds — Front-End Sales Charges for Class A Shares” located on page 131 in the Statutory Prospectus:

Class A Shares of the Tax-Free Income Fund and the Global Fixed Income Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION
less than $100,000	4.25%	4.44%	3.75%
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

THIS SUPPLEMENT IS DATED June 29, 2010

Please keep this supplement for future reference